UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2009

SunPower Corporation
(Exact name of registrant as specified in its charter)

000-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On December 15, 2009, SunPower Corp. (the “Company”) issued a press release announcing that the Company has made significant progress in its internal investigation of unsubstantiated accounting entries previously announced on November 16, 2009.  The full text of the press release is being furnished as Exhibit 99.1 to this report.

The information filed in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report and/or the Company's report filed on Form 8-K on November 16, 2009 may constitute “forward-looking statements,” and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA, should not be relied upon as representing the Company's views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.  The Company uses words such as "will," "could," "until," "estimates," and "continuing" and similar expressions to identify forward-looking statements.  Forward-looking statements in this filing include those regarding: (a) the Company's financial statements; (b) adjustments to the Company's periodic reports and (c) the timing and results of the Audit Committee's investigation. Such forward-looking statements are based on information available to the Company as of the date of this release and involve a number of risks and uncertainties, some beyond the Company's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include the uncertainty surrounding the timing and results of the Audit Committee investigation, the potential need for restatement of the Company’s prior period financial statements, potential legal action related to the matters under investigation, and the potential impact on the Company’s business and stock price of any announcements regarding any of the foregoing.  Additional information that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release dated December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: December 15, 2009	By:	/s/ DENNIS V. ARRIOLA
Name: Dennis V. Arriola
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated December 15, 2009.